SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - November 5, 2001
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.

             (Exact name of Registrant as specified in its charter)

                           Commission File No. 1-06922

         Delaware                                       13-1995928
 -------------------------                   ----------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification
incorporation or organization)                            number)


                 4925 West Market Street, Greensboro, N.C. 27407

               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code - (336) 316-4000

ITEM 5. OTHER EVENTS

Amendment of Loan Agreements

Guilford Mills, Inc. amended its revolving credit and senior note agreements and received waivers with respect thereto. Copies of these amended agreements are attached hereto as exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

4.1 Amendment and Waiver under Note Agreement, dated as of October 31, 2001, among Guilford Mills, Inc. and the purchasers of the notes.

10.1 Seventh Amendment to and Limited Waiver under Credit Agreement, dated October 31, 2001, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GUILFORD MILLS, INC.
                          By: /s/ Robert A. Emken, Jr.

Name: Robert A. Emken, Jr.
Title: General Counsel and Secretary
Dated: November 5, 2001

                                  EXHIBIT INDEX

Exhibit No.       Description

4.1 Amendment and Waiver under Note Agreement, dated as of October 31, 2001, among Guilford Mills, Inc. and the purchasers of the notes.

10.1 Seventh Amendment to and Limited Waiver under Credit Agreement, dated October 31, 2001, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.

                                   EXHIBIT 4.1

                    Amendment and WAIVER UNDER Note AGREEMENT


THIS AMENDMENT AND WAIVER UNDER NOTE AGREEMENT (this "Amendment") is dated as of the October 31, 2001, among GUILFORD MILLS, INC. (the "Company") and each of the
Purchasers  a  party  hereto  (collectively,   the  "Purchasers");

                             PRELIMINARY STATEMENTS

1. The Company and each of the Purchasers entered into an Amended and Restated Note Purchase Agreement dated November 6, 2000 (collectively, as amended through the date hereof, the "Note Agreements").

2. Under the Amendment and Waiver under Note Agreement, dated as of August 13, 2001 (the "August Amendment and Waiver"), the Purchasers agreed to waive certain Events of Default, which waiver will expire on October 31, 2001;

3. The Company has requested that the Purchasers extend such waiver;

4. The Purchasers are willing to extend such waiver, subject to the satisfaction of conditions and terms set forth herein, by entering into this Amendment.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Company and the Purchasers hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Agreements shall have the meaning assigned to such term in the Note Agreements.

2. Waiver. Effective upon satisfaction of the conditions to effectiveness set forth in Section 19 hereof, and subject to the other terms and conditions set forth herein, each of the Purchasers agrees (i) to extend to December 17, 2001 the date by which a Note Agreement Amendment (as defined in the August Amendment and Waiver) must, as required by Section 8 of the August Amendment and Waiver, be executed and become effective, and (ii) to extend to December 17, 2001 the waiver provided in Section 2 of the August Amendment and Waiver of any Event of Default arising under the Net Worth Covenant.

3. Amendment of Section 10.6. Section 10.6 of each Note Agreement is hereby amended by adding the following proviso immediately prior to the period at the end of such Section:

"; provided further, that from and after October 23, 2001, the Company and its Domestic Subsidiaries shall be prohibited from making Investments in any Foreign Subsidiary, including, without limitation, the transfer of any equipment, except that the Company may make Investments (which Investments shall not include the transfer of equipment) (A) pursuant to paragraph (xiii) above between October 1, 2001 and December 31, 2001 in an amount not to exceed $1,500,000, (B) between October 1, 2001 and December 31, 2001, for the sole purpose of funding capital expenditures of the joint venture, Altamira Servicios de Infraestructura S.A. de C.V., in an amount not to exceed $200,000, and (C) between October 1, 2001 and December 31, 2001 in Guilford de Altamira, S.A. de C.V. in an amount not to exceed $800,000 and in Altamira Servicios de Infraestructura S.A. de C.V., in an amouint not to exceed $350,000, in each case for the sole purpose of funding working capital needs during such period."

4. Amendment of Section 10.7. Section 10.7 of each Note Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (k) thereof, (ii) deleting paragraph (l) thereof and substituting therefor the following paragraphs:

"(l) Liens on assets of a UK Subsidiary in favor of one or more lenders in the United Kingdom (each a "UK Lender"), so long as (i) such Liens do not secure Debt in an aggregate amount in excess of 6,000,000 British pounds sterling for working capital and 12,000,000 British pounds sterling for factoring arrangements (provided that such factoring arrangements are otherwise permitted under this Agreement), and (ii) the Company will use its best efforts to cause such UK Subsidiary to grant, a Lien on such assets to the Collateral Agent to secure the Secured Obligations, which Lien in favor of the Collateral Agent shall be granted pursuant to similar instruments and contain terms and provisions similar to those granting such Lien to each such UK Lender, other than terms and provisions specifically relating to the credit arrangements with each such UK Lender, and which shall be junior and subordinate to the Liens of each such UK Lender thereon and in the event the Company does not obtain such Lien in favor of the Collateral Agent as a result of the refusal by a UK Lender to allow such junior Lien or a significant adverse economic consequence that would result from such junior Lien, including, without limitation, a tax consequence, it will provide to the Collateral Agent and each of the Secured Parties a reasonably detailed written explanation of the efforts expended by it and the reason for its inability to provide such Lien, it being agreed that in such instances, the best efforts requirement described above shall be deemed to be satisfied by delivery of such explanation, so long as such explanation is in form and substance reasonably satisfactory to the Collateral Agent and the Secured Parties, and (iii) each such UK Lender agrees to give to the Collateral Agent notice of the occurrence of any event of default under such credit arrangements, and permits the Secured Parties to cure any such event of default, all of the foregoing being pursuant to terms and conditions satisfactory to the Required Secured Parties.

(m) Liens on assets of Grupo Ambar S.A. de C.V. and American Textil S.A. de C.V. (for purposes of this paragraph, each a "Mexican Subsidiary") in favor of one or more lenders in Mexico (for purposes of this paragraph, each a "Mexican Lender"), so long as (i) such Liens do not secure Debt in an aggregate amount in excess of the Mexican pesos equivalent of $12,000,000, calculated based on the exchange rate as of October 31, 2001, for working capital, capital expenditures and loan repayments, and (ii) the Company will use its best efforts to cause such Mexican Subsidiary to grant, a Lien on such assets to the Collateral Agent to secure the Secured Obligations, which Lien in favor of the Collateral Agent shall be granted pursuant to similar instruments and contain terms and provisions similar to those granting such Lien to each such Mexican Lender, other than terms and provisions specifically relating to the credit arrangements with each such Mexican Lender, and which shall be junior and subordinate to the Liens of each such Mexican Lender thereon and in the event the Company does not obtain such Lien in favor of the Collateral Agent as a result of the refusal by a Mexican Lender to allow such junior Lien or a significant adverse economic consequence that would result from such junior Lien, including, without limitation, a tax consequence, it will provide to the Collateral Agent and each of the Secured Parties a reasonably detailed written explanation of the efforts expended by it and the reason for its inability to provide such Lien, it being agreed that in such instances, the best efforts requirement described above shall be deemed to be satisfied by delivery of such explanation, so long as such explanation is in form and substance reasonably satisfactory to the Collateral Agent and the Secured Parties, and (iii) each such Mexican Lender agrees to give to the Collateral Agent notice of the occurrence of any event of default under such credit arrangements, and permit the Secured Parties to cure any such event of default, all of the foregoing being pursuant to terms and conditions satisfactory to the Required Secured Parties; and

(n) Liens on assets of Guilford de Tamaulipas, S.A. de C.V. and Guilford de Altamira, S.A. de C.V. (for purposes of this paragraph, each a "Mexican Subsidiary") in favor of one or more lenders in Mexico (for purposes of this paragraph, each a "Mexican Lender"), so long as (i) such Liens do not secure Debt in an aggregate amount in excess of the Mexican pesos equivalent of $6,000,000, calculated based on the exchange rate as of October 31, 2001, for working capital and the Mexican pesos equivalent of $10,000,000, calculated based on the exchange rate as of October 31, 2001, for capital expenditures and loan repayment, and (ii) the Company will use its best efforts to cause such Mexican Subsidiary to grant, a Lien on such assets to the Collateral Agent to secure the Secured Obligations, which Lien in favor of the Collateral Agent shall be granted pursuant to similar instruments and contain terms and provisions similar to those granting such Lien to each such Mexican Lender, other than terms and provisions specifically relating to the credit arrangements with each such Mexican Lender, and which shall be junior and subordinate to the Liens of each such Mexican Lender thereon and in the event the Company does not obtain such Lien in favor of the Collateral Agent as a result of the refusal by a Mexican Lender to allow such junior Lien or a significant adverse economic consequence that would result from such junior Lien, including, without limitation, a tax consequence, it will provide to the Collateral Agent and each of the Secured Parties a reasonably detailed written explanation of the efforts expended by it and the reason for its inability to provide such Lien, it being agreed that in such instances, the best efforts requirement described above shall be deemed to be satisfied by delivery of such explanation, so long as such explanation is in form and substance reasonably satisfactory to the Collateral Agent and the Secured Parties, and (iii) such Mexican Lender agrees to give to the Collateral Agent notice of the occurrence of any event of default under such credit arrangements, and permit the Secured Parties to cure any such event of default, all of the foregoing being pursuant to terms and conditions satisfactory to the Required Secured Parties."

5. Amendment of Section 10.12. Section 10.12 of each Note Agreement is hereby amended by deleting the dollar amount "$40,000,000" therein and inserting in lieu thereof the following:

"(A) $40,000,000 with respect to the Company and all Subsidiaries other than the UK Subsidiaries and (B) (pound)12,000,000 with respect to the UK Subsidiaries"

6. Amendment of Section 10.14. Section 10.14 of each Note Agreement is hereby amended by deleting paragraph (a) thereof and substituting therefor the following:

"(a) Debt under credit facilities in Mexico in aggregate amounts not exceeding the Mexican pesos equivalent of (x) $12,000,000 for Grupo Ambar S.A. de C.V. and American Textil S.A. de C.V., and (y) $6,000,000 for working capital and $10,000,000 for capital expenditures and loan repayment for Guilford de
Tamaulipas, S.A. de C.V. and Guilford de Altamira, S.A. de C.V., in each case calculated based on the exchange rate as of October 31, 2001, debt under credit facilities in the United Kingdom in the aggregate amount not exceeding 6,000,000 British pounds sterling for working capital and 12,000,000 British pounds sterling for factoring arrangements (so long as such factoring arrangements are otherwise permitted hereunder), and term facilities in Portugal in the aggregate amount not exceeding the Dollar equivalent of 900,000,000 Portuguese escudos, calculated based on the exchange rate as of October 31, 2001; and"

7. Addition of Section 10.19. Each of the Note Agreements is hereby amended by adding the following new Section 10.19 thereto: "10.19. Assignments of Factoring Agreements. The Company and the Subsidiaries shall deliver by no later than December 1, 2001 collateral assignments in favor of the Collateral Agent, with respect to the rights under all applicable agreements relating to the factoring arrangements, which collateral assignments shall be in form and substance satisfactory to the Required Holders."

8. Amendment of Section 11. Section 11 of each Note Agreement is hereby amended by deleting paragraph (c) thereof and substituting therefor the following:

"(c) the Company  shall fail to observe or perform  any  covenant  contained  in
Section 5.15, Section 7.4, Section 9.1, Section 9.13, Section 10.1, Section 10.2, Sections 10.6 through 10.11, inclusive, Section 10.13, Section 10.15 or
Section 10.18 or in the Letter Agreement, dated October 31, 2001, among the Company, the Purchaser, the Other Purchasers and the Guarantors; or"

9. Amendment of Schedule B. Schedule B to each of the Note Agreements is amended by deleting "October 31, 2001" in the definition of "Reserved Asset Disposition Proceeds" and inserting in lieu thereof "December 17, 2001".

10. Restatement of Representations and Warranties. Since August 13, 2001, there has been no event, act, condition or occurrence having a Material Adverse Effect. The Company hereby restates and renews each and every other representation and warranty heretofore made by it in the Note Agreements as fully as if made on the date hereof (after giving effect to the amendments and extension of waiver contained herein) and with specific reference to this Amendment and all other documents executed and/or delivered in connection herewith.

11. Effect of Amendment and Waiver. Except as set forth expressly hereinabove, all terms of each of the Note Agreements shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company. The waiver extended in Section 2 of this Amendment shall continue to be limited in the manner described in Section 7 of the August Amendment and Waiver.

12. Condition Subsequent; Expiration of Waiver. Notwithstanding anything to the contrary contained herein, in the event a Note Agreement Amendment has not been executed and become effective on or before December 17, 2001, the extension of waiver made pursuant to Section 2 hereof for the September 2001 Fiscal Quarter shall expire and become void and of no further force or effect on such date, and the provisions of the Fixed Charge Coverage Covenant, the Leverage Covenant, the Net Worth Covenant and the EBITDA Covenant shall be strictly enforceable by each Purchaser for the September 2001 Fiscal Quarter to the same extent as if no waiver had ever been given pursuant hereto.

13. Reaffirmation; No Novation or Mutual Departure. The Company expressly acknowledges and agrees that: (i) there has not been, and this Amendment and Waiver does not constitute or establish, a novation with respect to any Note or Note Agreement, or a mutual departure from the strict terms, provisions and conditions thereof, other than as provided herein; and (ii) nothing in this Amendment and Waiver shall affect or limit a Purchaser's right to demand payment of liabilities owing from the Company to such Purchaser under, or to demand strict performance of the terms, provisions and conditions of, its respective Note Agreement, to exercise any and all rights, powers and remedies under such Note Agreement or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to the August Amendment and Waiver, pursuant to such Note Agreement, including, without limitation, as a result of the circumstances described in Section 11 hereof.

14. Ratification. Except as expressly contemplated or provided herein, the Company hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Note Agreements effective as of the date hereof.

15. Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

16. Section References. Section titles and references used in this Amendment and Waiver shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

17. No Default/No Claim. To induce the Purchasers to enter into this Amendment and Waiver, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Notes or other obligations of the Company owed to a Purchaser under its respective Note Agreement.

18. Further Assurances. The Company agrees to take such further actions as any Purchaser shall reasonably request in connection herewith to evidence the waiver herein contained.

19. Governing Law. This Amendment and Waiver shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

20. Conditions Precedent. This Amendment and Waiver shall become effective only upon: (i) execution and delivery (including by facsimile) of this Amendment and Waiver by the Company and the Required Holders; (ii) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors; (iii) execution and delivery (including by facsimile) of the Sixth Amendment to Intercreditor Agreement in substantially the form of Annex 1 to the Bank Amendment; (iv) execution and delivery (including by facsimile) of the Seventh Amendment to and Waiver under Credit Agreement (the "Bank Amendment"); (v) delivery to the Collateral Agent, with appropriate endorsement in form and substance satisfactory to the Collateral Agent, of the Intercompany Note dated July 1, 2001 made by Guilford de Tamaulipas in favor of the Company; and (vi) payment of outstanding professionals' fees and expenses of the Purchasers' counsel, King & Spalding and FTI/Policano & Manzo.

                       [Signatures Commence On Next Page]


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IN WITNESS  WHEREOF,  each of the parties  hereto has caused this  Amendment and
Waiver to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


GUILFORD MILLS, INC.


By:__/s/ Kim A. Thompson
Title: Vice President and
Chief Financial Officer

































                       [Signatures Continued on Next Page]


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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By:__/s/ Thomas E. Luther
Title: Vice President




































                       [Signatures Continued on Next Page]


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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

AMERICAN GENERAL ANNUITY INSURANCE COMPANY



By:___/s/ Lochlan O. McNew
Title: Vice President


































                       [Signatures Continued on Next Page]


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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: David L. Babson & Company, Inc.,
as Investment Advisor


By:__ /s/ Rick McGauley
Title: Managing Director



CM LIFE INSURANCE COMPANY

By: David L. Babson & Company, Inc.,
as Investment Advisor


By:___/s/ Rick McGauley
Title: Managing Director

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS


Each of the undersigned (i) acknowledges receipt of the foregoing Amendment and Waiver, dated as of October 31, 2001 (the "Amendment and Waiver"), (ii) consents to the execution and delivery of the Amendment and Waiver by the parties thereto and acknowledges the limitation with respect to such Amendment and Waiver, as set forth therein and (iii) reaffirms all of its obligations and covenants under each of the Guaranty Agreements, dated as of November 6, 2000 (each, a "Guaranty"), executed by it in favor of each of the Purchasers (as defined in the Amendment and Waiver), and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment and Waiver, (iv) acknowledges and agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of it arising out of or with respect to any Note (as defined in each Guaranty) or other obligations of such Guarantor (as defined in each Guaranty) owed to any Purchaser under any Note Agreement (as defined in each Guaranty), any Guaranty or any document delivered in connection therewith, and (v) agrees to take such further actions as any Purchasers shall reasonably require in connection with the Amendment and Waiver and to evidence the amendments and waivers contained therein. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


GOLD MILLS, Inc., a Delaware corporation (SEAL)
RASCHEL FASHION INTERKNITTING, LTD.,
a New York corporation (SEAL)
CURTAINS AND FABRICS, INC.,
a New York corporation (SEAL)
MEXICAN INDUSTRIES OF NORTH
CAROLINA, INC.,
a North Carolina corporation (SEAL)
HOFMANN LACES, LTD.,
a New York corporation (SEAL)
ADVISORY RESEARCH SERVICES, INC.
a North Carolina corporation (SEAL)
GUILFORD MILLS (MICHIGAN), INC.
a Michigan corporation (SEAL)
GUILFORD AIRMONT, INC.,
a North Carolina corporation (SEAL)
GOLD MILLS FARMS, INC.,
a New York corporation (SEAL)
GMI COMPUTER SALES, INC.
a North Carolina corporation (SEAL)
each as a Guarantor



By: /s/ Kim A. Thompson
Title: Vice President
GFD FABRICS, INC.,
a North Carolina corporation (SEAL)
GFD SERVICES, INC.,
a Delaware corporation (SEAL)

By: /s/ Kim A. Thompson
Title: President
TWIN RIVERS TEXTILE PRINTING AND FINISHING,
a North Carolina general partnership
as a Guarantor

By: Advisory Research Services, Inc.
a General Partner


By: /s/ Kim A. Thompson
Title: Vice President

                                  EXHIBIT 10.1

         SEVENTH AMENDMENT TO AND LIMITED WAIVER UNDER CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AND LIMITED WAIVER UNDER CREDIT AGREEMENT (this "Seventh Amendment") is dated as of October 31, 2001, among GUILFORD MILLS, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent (the "Syndication Agent"), BANK ONE, N.A., as Documentation Agent (the "Documentation Agent") and the Banks which are signatories hereto (collectively, the "Banks").

W I T N E S S E T H :

WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks executed and delivered that certain $130,000,000 Credit Agreement dated as of May 26, 2000 among the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, and the Banks, as amended by First Amendment to Credit Agreement dated as of November 6, 2000, Second Amendment to and Waiver under CreditAgreement dated as of May 15, 2001, Third Amendment to Credit Agreement dated as of June 29, 2001, Fourth Amendment to Credit Agreement dated as of July 31, 2001, Fifth Amendment to Credit Agreement dated as of August 7, 2001 and Sixth Amendment to Credit Agreement dated as of August 13, 2001 (the "Sixth Amendment") (as so amended, the "Credit Agreement");
WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;
WHEREAS, pursuant to the terms of the Sixth Amendment, the Administrative Agent and the Banks agreed, among other things, to waive certain Events of Default, which waiver will expire on October 31, 2001, pursuant to the terms of the Sixth Amendment; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Banks extend such waiver, and the Administrative Agent and the Required Banks have agreed to such extension, subject to the terms and conditions hereof.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by (i) amending the definitions of "Commitment Reduction Date" and "Reserved Asset Disposition Proceeds" by deleting the date "October 31, 2001" where such date appears therein and replacing such date with "December 17, 2001" and (ii) adding the following new definition in the appropriate alphabetical order: "Seventh Amendment Effective Date" means October 31, 2001.

3. Amendment to Section 2.08. Section 2.08 of the Credit Agreement is hereby amended by deleting the date "October 31, 2001" where such date appears in paragraph (b) thereof and replacing such date with "December 17, 2001".

4. Amendment to Section 5.15. Section 5.15 of the Credit Agreement is hereby amended by adding the following further proviso immediately prior to the period at the end of such Section: "; provided further, that from and after October 23, 2001, the Borrower and its Domestic Subsidiaries shall be prohibited from making Investments in any Foreign Subsidiary, including, without limitation, the transfer of any equipment, except that the Borrower may make Investments (which Investments shall not include the transfer of equipment) (A) pursuant to paragraph (xiii) above between October 1, 2001 and December 31, 2001 in an amount not to exceed $1,500,000, (B) between October 1, 2001 and December 31, 2001, for the sole purpose of funding capital expenditures of the joint venture, Altamira Servicios de Infraestructura S.A. de C.V., in an amount not to exceed $200,000, and (C) between October 1, 2001 and December 31, 2001 in Guilford de Altamira, S.A. de C.V. in an amount not to exceed $800,000 and in Altamira Servicios de Infraestructura S.A. de C.V., in an amount not to exceed $350,000, in each case for the sole purpose of funding working capital needs during such period."

5. Amendment to Section 5.16. Section 5.16 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (k) thereof, and
(ii) deleting paragraph (l) thereof and substituting therefor the following paragraphs:
"(l) Liens on assets of a UK Subsidiary in favor of one or more lenders in the United Kingdom (each a "UK Lender"), so long as (i) such Liens do not secure Debt in an aggregate amount in excess of 6,000,000 British pounds sterling for working capital and 12,000,000 British pounds sterling for factoring arrangements (so long as such factoring arrangements are otherwise permitted under the Credit Agreement) and (ii) the Borrower will use its best efforts to cause such UK Subsidiary to grant, a Lien on such assets to the Collateral Agent to secure the Secured Obligations, which Lien in favor of the Collateral Agent shall be granted pursuant to similar instruments and contain terms and provisions similar to those granting such Lien to each such UK Lender, other than terms and provisions specifically relating to the credit arrangements with each such UK Lender, and which shall be junior and subordinate to the Liens of each such UK Lender thereon and in the event the Borrower does not obtain such Lien in favor of the Collateral Agent as a result of the refusal by the UK Lender to allow such junior Lien or a significant adverse economic consequence that would result from such junior Lien, including without limitation, a tax consequence, it will provide to the Collateral Agent and each of the Secured Parties a reasonably detailed written explanation of the efforts expended by it and the reason for its inability to provide such Lien, it being agreed that in such instances, the best efforts requirement described above shall be deemed to be satisfied by delivery of such explanation, so long as such explanation is in form and substance reasonably satisfactory to the Collateral Agent and the Secured Parties, and (iii) each such UK Lender agrees to give to the Collateral Agent notice of the occurrence of any event of default under such credit arrangements, and permit the Secured Parties to cure any such event of default, all of the foregoing being pursuant to terms and conditions satisfactory to the Required Secured Parties;

(m) Liens on assets of Grupo Ambar S.A. de C.V. and American Textil S.A. de C.V. (for purposes of this paragraph, each a "Mexican Subsidiary") in favor of one or more lenders in Mexico (for purposes of this paragraph, each a "Mexican Lender"), so long as (i) such Liens do not secure Debt in an aggregate amount in excess of the Mexican pesos equivalent of $12,000,000, calculated based on the exchange rate as of the Seventh Amendment Effective Date, for working capital, capital expenditures and loan repayments, and (ii) the Borrower will use its best efforts to cause such Mexican Subsidiary to grant, a Lien on such assets to the Collateral Agent to secure the Secured Obligations, which Lien in favor of the Collateral Agent shall be granted pursuant to similar instruments and contain terms and provisions similar to those granting such Lien to each such Mexican Lender, other than terms and provisions specifically relating to the credit arrangements with each such Mexican Lender, and which shall be junior and subordinate to the Liens of each such Mexican Lender thereon and in the event the Borrower does not obtain such Lien in favor of the Collateral Agent as a result of the refusal by the Mexican Lender to allow such junior Lien or a significant adverse economic consequence that would result from such junior Lien, including without limitation, a tax consequence, it will provide to the Collateral Agent and each of the Secured Parties a reasonably detailed written explanation of the efforts expended by it and the reason for its inability to provide such Lien, it being agreed that in such instances, the best efforts requirement described above shall be deemed to be satisfied by delivery of such explanation, so long as such explanation is in form and substance reasonably satisfactory to the Collateral Agent and the Secured Parties, and (iii) each such Mexican Lender agrees to give to the Collateral Agent notice of the occurrence of any event of default under such credit arrangements, and permit the Secured Parties to cure any such event of default, all of the foregoing being pursuant to terms and conditions satisfactory to the Required Secured Parties; and

(n) Liens on assets of Guilford de Tamaulipas, S.A. de C.V. and Guilford de Altamira, S.A. de C.V. (for purposes of this paragraph, each a "Mexican Subsidiary") in favor of one or more lenders in Mexico (for purposes of this paragraph, each a "Mexican Lender"), so long as (i) such Liens do not secure Debt in an aggregate amount in excess of the Mexican pesos equivalent of $6,000,000, calculated based on the exchange rate as of the Seventh Amendment Effective Date, for working capital and the Mexican pesos equivalent of $10,000,000, calculated based on the exchange rate as of the Seventh Amendment Effective Date, for capital expenditures and loan repayment, and (ii) the Borrower will use its best efforts to cause such Mexican Subsidiary to grant a Lien on such assets to the Collateral Agent to secure the Secured Obligations, which Lien in favor of the Collateral Agent shall be granted pursuant to similar instruments and contain terms and provisions similar to those granting such Lien to each such Mexican Lender, other than terms and provisions specifically relating to the credit arrangements with each such Mexican Lender, and which shall be junior and subordinate to the Liens of each such Mexican Lender thereon and in the event the Borrower does not obtain such Lien in favor of the Collateral Agent as a result of the refusal by the Mexican Lender to allow such junior Lien or a significant adverse economic consequence that would result from such junior Lien, including without limitation, a tax consequence, it will provide to the Collateral Agent and each of the Secured Parties a reasonably detailed written explanation of the efforts expended by it and the reason for its inability to provide such Lien, it being agreed that in such instances, the best efforts requirement described above shall be deemed to be satisfied by delivery of such explanation, so long as such explanation is in form and substance reasonably satisfactory to the Collateral Agent and the Secured Parties, and (iii) such Mexican Lender agrees to give to the Collateral Agent notice of the occurrence of any event of default under such credit arrangements, and permit the Secured Parties to cure any such event of default, all of the foregoing being pursuant to terms and conditions satisfactory to the Required Secured Parties."

6. Amendment to Section 5.23. Section 5.23 of the Credit Agreement is hereby amended by deleting the dollar amount "$40,000,000" and inserting in lieu thereof the following: "(A) $40,000,000 with respect to the Borrower and all Subsidiaries other than UK Subsidiaries plus (B) (pound)12,000,000 with respect to the UK Subsidiaries"

7. Amendment to Section 5.24. Section 5.24 of the Credit Agreement is hereby amended by deleting paragraph (A) thereof and substituting therefor the following: "(A) Debt under credit facilities in Mexico in aggregate amounts not exceeding the Mexican pesos equivalent of (x) $12,000,000 for Grupo Ambar S.A. de C.V. and American Textil S.A. de C.V., and (y) $6,000,000 for working capital and $10,000,000 for capital expenditures and loan repayment for Guilford de Tamaulipas, S.A. de C.V. and Guilford de Altamira, S.A. de C.V., in each case calculated based on the exchange rate as of the Seventh Amendment Effective Date, debt under credit facilities in the United Kingdom in the aggregate amount not exceeding 6,000,000 British pounds sterling for working capital and 12,000,000 British pounds sterling for factoring arrangements (so long as such factoring arrangements are otherwise permitted hereunder), and term facilities in Portugal in the aggregate amount not exceeding the Dollar equivalent of 900,000,000 Portuguese escudos, calculated based on the exchange rate as of the Closing Date; and"

8. Amendment to Article V. Article V of the Credit Agreement is hereby amended by adding the following new Section 5.30: "SECTION 5.30 Assignments of Factoring Agreements. The Borrower and the Subsidiaries shall deliver by no later than December 1, 2001 collateral assignments in favor of the Collateral Agent with respect to the rights under all applicable agreements relating to factoring arrangements, which collateral assignments shall be in form and substance satisfactory to the Administrative Agent."

9. Limited Waiver. The provisions regarding a conditional waiver as set forth in sections 13 and 15 of the Sixth Amendment are deleted and of no force or effect. Notwithstanding the foregoing, subject to the terms and conditions set forth herein, the Administrative Agent and the Banks waive, for the period commencing on the Seventh Amendment Effective Date and ending on December 17, 2001 (the "Waiver Period") (i) the Borrower's non-compliance with the Fixed Charge Coverage Ratio covenant contained in Section 5.17 of the Credit Agreement for the Fiscal Quarters ended July 1, 2001 and September 30, 2001, (ii) the Borrower's non-compliance with the Leverage Ratio covenant contained in Section
5.19 of the Credit Agreement for the Fiscal Quarters ended July 1, 2001 and September 30, 2001, (iii) the Borrower's non-compliance with the Consolidated Total EBITDA covenant contained in Section 5.29 of the Credit Agreement for the Fiscal Quarters ended July 1, 2001 and September 30, 2001, (iv) the Borrower's non-compliance with the Consolidated Tangible Net Worth covenant contained in
Section 5.20 of the Credit Agreement during the Fiscal Quarter ended September 30, 2001 and thereafter through the end of the Waiver Period, and (v) the Events of Default that have occurred and are continuing solely as a result of such non-compliance; provided that upon the expiration of the Waiver Period, the waivers provided for herein shall be immediately (without cure period or notice) and automatically terminated in their entirety and be of no force and effect as if the waivers had never been granted.

10. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (but after giving effect to the amendments and limited waiver contained herein) and with specific reference to this Seventh Amendment.

11. Effect of Amendments and Waiver. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

12. Reaffirmation; No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that: (i) there has not been, and this Seventh Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Loan Documents and (ii) nothing in this Seventh Amendment shall affect or limit the Administrative Agent's and the Banks' right to demand payment of liabilities owing from the Borrower to the Administrative Agent and the Banks under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to the terms hereof, the Credit Agreement or the other Loan Documents.

13. Ratification. Except as expressly contemplated or provided herein, the Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

14. Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

15. Section References. Section titles and references used in this Seventh Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

16. No Default. To induce the Administrative Agent and the Required Banks to enter into this Seventh Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Banks under the Credit Agreement.

17. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments and waivers herein contained.

18. Governing Law. This Seventh Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

19. Conditions Precedent. This Seventh Amendment shall become effective only upon: (i) execution and delivery (including by facsimile) of this Seventh Amendment by the Borrower, the Administrative Agent and the Required Banks; (ii) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors; (iii) receipt by the Administrative Agent of a copy of a similar amendment executed and delivered by the Majority Senior Note Holders (as defined in the Intercreditor Agreement);
(iv) execution and delivery (including by facsimile) by the Required Secured Parties of the Sixth Amendment to Amended and Restated Intercreditor Agreement in substantially the form attached hereto as Annex 1, and of the Consent and Reaffirmation of the Company and the Guarantors at the end thereof by the Borrower and the Guarantors; (v) delivery to the Collateral Agent, with appropriate endorsement in form and substance satisfactory to the Collateral Agent, of the Intercompany Note dated July 1, 2001 made by Guilford de
Tamaulipas in favor of the Borrower; and (vi) payment of outstanding professionals' fees and expenses of the Administrative Agent and Collateral Agent payable to FTI/Policano & Manzo.

IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each of the Required Banks has caused this Seventh Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

GUILFORD MILLS, INC.,
as Borrower
By: ___/s/ Kim A. Thompson
Title:  Vice President and Chief Financial Officer

WACHOVIA BANK, N.A.,
as Administrative Agent and as a Bank
By:   /s/ Linda M. Harris
Title:  Senior Vice President

FIRST UNION NATIONAL BANK,
as Syndication Agent and as a Bank
By:  /s/ Colleen McCullum
Title:  Senior Vice President

BANK ONE, N.A.,
as Documentation Agent and as a Bank
By: _/s/ C. Dianne Wooley
Title:  First Vice President

BRANCH BANKING AND TRUST
COMPANY, as a Bank
By: _/s/ Richard Spencer
Title:  Senior Vice President

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Seventh Amendment to and Waiver under Credit Agreement (the "Seventh Amendment"), (ii) consents to the execution and delivery of the Seventh Amendment by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Guaranty dated as of November 6, 2000 (the "Guaranty") executed by it, (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Seventh Amendment, (v) acknowledges and agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of such Guarantor (as defined in that certain Credit Agreement dated as of May 26, 2000, as amended (the "Credit Agreement") among Guilford Mills, Inc., as borrower, Wachovia Bank, N.A., as administrative agent (the "Administrative Agent"), First Union National Bank, as syndication agent, Bank One, N.A., as documentation agent and the banks which are signatories thereto (the "Banks")) arising out of or with respect to any of the Loans (as defined in the Credit Agreement) or other obligations of such Guarantor owed to the Administrative Agent or the Banks under the Credit Agreement, the Guaranty or the other Loan Documents (as defined in the Credit Agreement), and (vi) agrees to take such further actions as the Administrative Agent shall reasonably require in connection with the Seventh Amendment and to evidence the amendments and waivers therein contained. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

GOLD MILLS, Inc., a Delaware corporation (SEAL)
RASCHEL FASHION INTERKNITTING, LTD.,
a New York corporation (SEAL)
CURTAINS AND FABRICS, INC.,
a New York corporation (SEAL)
MEXICAN INDUSTRIES OF NORTH
CAROLINA, INC.,
a North Carolina corporation (SEAL)
HOFMANN LACES, LTD.,
a New York corporation (SEAL)
ADVISORY RESEARCH SERVICES, INC.
a North Carolina corporation (SEAL)
GUILFORD MILLS (MICHIGAN), INC.
a Michigan corporation (SEAL)
GUILFORD AIRMONT, INC.,
a North Carolina corporation (SEAL)
GOLD MILLS FARMS, INC.,
a New York corporation (SEAL)
GMI COMPUTER SALES, INC.
a North Carolina corporation (SEAL)

By:  /s/ Kim A. Thompson
     Title:  Vice President

GFD FABRICS, INC.,
a North Carolina corporation (SEAL)
GFD SERVICES, INC.,
a Delaware corporation (SEAL)
By:  /s/ Kim A. Thompson
     Title:  President


TWIN RIVERS TEXTILE PRINTING AND
FINISHING,
a North Carolina general partnership
By: Advisory Research Services, Inc.
a General Partner
By:  /s/ Kim A. Thompson

Title:  Vice President

ANNEX 1 TO CONSENT AND WAIVER UNDER CREDIT AGREEMENT
[FORM OF SIXTH AMENDMENT TO AMENDED AND RESTATED
INTERCREDITOR AGREEMENT]

SIXTH AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT

SIXTH AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT ("Sixth Amendment"), dated as of October 31, 2001, among Wachovia Bank, N.A., in its capacity as collateral agent hereunder (the "Collateral Agent"), each of the Senior Note Holders specified on the signature pages hereof and each of the Banks specified on the signature pages hereof, in each case which has executed this Sixth Amendment, together constituting the Required Secured Parties.

WHEREAS, the Collateral Agent and the Senior Note Holders and Banks executed and delivered that certain Amended and Restated Intercreditor Agreement dated as of November 6, 2000, as amended by that First Amendment thereto dated as of May 15, 2001, that Second Amendment thereto dated as of June 29, 2001, that Third Amendment thereto dated as of August 7, 2001, that Fourth Amendment thereto dated as of August 13, 2001 and that Fifth Amendment thereto dated as of October 1, 2001 (as so amended, the "Intercreditor Agreement"; capitalized terms used herein without definition have the meanings given them or incorporated by reference in the IntercreditorAgreement);
WHEREAS, certain amendments and waivers under each of the Credit Agreement and the Note Purchase Agreements (the "Related Amendments and Waivers") are being executed and delivered as of the date hereof (among other things, to extend from October 31, 2001 to December 17, 2001 the date upon which a mandatory commitment reduction is due under the Credit Agreement), and the parties desire to amend the Intercreditor Agreement to make it consistent with such amendments;

NOW,   THEREFORE,   the  parties  hereto  agree  as  follows:

1. Amendment to Definitions. The definition of "Reserved Asset Disposition Proceeds" contained in the Intercreditor Agreement is hereby amended by deleting the date "October 31, 2001" where such date appears therein and replacing such date with "December 17, 2001".

2. Amendment to Section 26. Section 26 of the Intercreditor Agreement hereby is hereby amended by deleting the date "October 31, 2001" where such date appears therein and replacing such date with "December 17, 2001".

3. Conditions Precedent. This Sixth Amendment shall be effective upon (i) execution and delivery of a counterpart hereof by the Required Secured Parties and of the Consent and Reaffirmation of the Company and the Guarantors at the end hereof by the parties thereto and (ii) execution and delivery of the Related Amendments and Waivers, in each case satisfactory to all Secured Parties.

IN WITNESS WHEREOF, the Required Secured Parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

COLLATERAL AGENT:
WACHOVIA BANK, N.A.
By: _______________________________
Name:
Title:

BANKS:
WACHOVIA BANK, N.A.
By: _______________________________
Name:
Title:

FIRST UNION NATIONAL BANK
By: _______________________________
Name:
Title:

BANK ONE, N.A.
(Main Office Chicago)
By: _______________________________
Name:
Title:

BRANCH BANKING AND TRUST
COMPANY
By: _______________________________
Name:
Title:

NOTEHOLDERS:
THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
By: _______________________________
Name:
Title:

AMERICAN GENERAL ANNUITY
INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY
By: _______________________________
Name:
Title:

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By: David L. Babson & Company Inc. as
Investment Adviser
By: _______________________________
Name:
Title:

C. M. LIFE INSURANCE COMPANY
By: David L. Babson & Company Inc. as
Investment Sub-Adviser
By: _______________________________
Name:
Title:

          CONSENT AND REAFFIRMATION OF THE COMPANY AND THE GUARANTORS

The undersigned, although not a party thereto, (i) consent to the execution and delivery of the Sixth Amendment to Amended and Restated Intercreditor Agreement to which this Consent And Reaffirmation of the Company and the Guarantors is attached (the "Sixth Amendment"), (ii) reaffirms all of its obligations and covenants under the Acknowledgment and Agreement at the end of the Intercreditor Agreement executed by it, and (iii) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Sixth Amendment. This Consent and Reaffirmation of the Company and the Guarantors may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the party below has caused this Consent And Reaffirmation of the Company and the Guarantors to be duly executed as of the date first above written.

GUILFORD MILLS, INC.
By: _______________________________
Name:
Title:
CURTAINS AND FABRICS, INC.
By: _______________________________
Name:
Title:
GOLD MILLS, INC.
By: _______________________________
Name:
Title:

RASCHEL FASHION INTERKNITTING,
LTD.
By: ________________________________
Name:
Title:
GFD FABRICS, INC.,
a North Carolina corporation
GFD SERVICES, INC.,
a Delaware corporation
By:
Title:
MEXICAN INDUSTRIES OF NORTH
CAROLINA, INC. a North Carolina corporation
(SEAL)
HOFMANN LACES, LTD.,
a New York corporation (SEAL)
ADVISORY RESEARCH SERVICES, INC.
a North Carolina corporation (SEAL)
GUILFORD MILLS (MICHIGAN), INC.
a Michigan corporation (SEAL)
GUILFORD AIRMONT, INC.,
a North Carolina corporation (SEAL)
GOLD MILL FARMS, INC.,
a North Carolina corporation (SEAL)
GMI COMPUTER SALES, INC.
a North Carolina corporation (SEAL)
By:
Title:
TWIN RIVERS TEXTILE PRINTING AND
FINISHING,
a North Carolina general partnership
By: Advisory Research Services, Inc.
a General Partner
By:
Title: